UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2008

CHINA PROPERTIES DEVELOPMENTS, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-50637

Colorado	84-1595829
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

89 Chang’an Middle Rd.
Yangming International Tower, Flrs. 26/27
Xi’an, China
(Address of principal executive offices) (zip code)

86 29 85257560
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 23, 2008, China Properties Developments, Inc. (the “Company”), through its 90.28% owned subsidiary, Xi’an Jiahui Real Estate Co., Ltd., entered into a series of agreements effective as of June 1, 2008 with Shaanxi Xinyuan Real Estate Co. Ltd. (“Shaanxi”), a corporation organized under the laws of the People’s Republic of China, which the Company believes gives it effective control over the business of Shaanxi.  The Company is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K filed on June 25, 2008 solely for the purpose of filing the financial statements of Shaanxi which are attached hereto.

Item 9.01   Financial Statements and Exhibits.

    See the attached financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PROPERTIES DEVELOPMENTS, INC. (Registrant)

Dated: September 12, 2008	By:	/s/ Shuo (Steven) Lou
Name: Shuo (Steven) Lou
Title: Chief Financial Officer

INDEPENDENT AUDITOR'S REPORT

Board of Directors
Shaanxi Xin Yuan Real Estate Co., Ltd.

We have audited the accompanying consolidated balance sheet of Shaanxi Xin Yuan Real Estate Co., Ltd. as of December 31, 2007 and 2006 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for the year then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shaanxi Xin Yuan Real Estate Co., Inc. as of December 31, 2007 and 2006 and the results of its operations and its cash flows for each of the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Hanlin Moss P.S.

Hanlin Moss, P.S.
Certified Public Accountants
Seattle, Washington
September 11, 2008

SHAANXI XIN YUAN REAL ESTATE CO., LTD.
CONSOLIDATED BALANCE SHEETS
(A DEVELOPMENTAL STAGE COMPANY)
AS OF December 31, 2007 AND 2006

ASSETS
	2007	2006
CURRENT ASSETS:
Cash and cash equivalents	$1,112,693	4,153,628
Account Receivable	3,328
Prepaid expenses	1,509,865
Real Estate Project In Progress - Note 4	32,148,321	17,017,773
Loans to related parties - Note 3	11,613,365	8,669,010
Advances to officers and employees - Note 3	581,344	447,656

Total Current Assets	46,968,916	30,288,067

LONG-TERM INVESTMENT - Note 7	149,669	143,053

PROPERTY AND EQUIPMENT - Note 5	423,826	212,936

INTANGIBLE - Note 6	117,684	-

OTHER ASSETS:
Restricted cash - Note 8	216,613	-
Other assets	378,366	265,584
	594,979	265,584

	$48,255,074	$30,909,640

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Short term loans - Note 9	$-	$743,199
Accounts payable	312,157	829,577
Deferred revenue	22,913,770	6,032,103
Accrued interest	145,104	-
Due to related parties	1,263,520	1,337,813
Customer security deposit	359,185	91,106
Other payables	668,552	112,221
Total Current Liabilities	25,662,288	9,146,019

LONG-TERM LIABILITIES: - Note 10
Notes payable - net of current portion	13,982,946	13,070,053

STOCKHOLDERS’ EQUITY:

Common stock, no par value, 100,000 shares authorized; 10,000 shares issued and outstanding	6,193,178	6,193,178
Additional paid-in capital	2,443,051	2,443,051
Retained earnings (deficit accumulated during the development stages)	(809,218)	(235,776)
Accumulated other comprehensive income	782,829	293,115
	8,609,840	8,693,568
	$48,255,074	$30,909,640

SHAANXI XIN YUAN REAL ESTATE CO., LTD.
CONSOLIDATED STATEMENT OF OPERATIONS
(A DEVELOPMENTAL STAGE COMPANY)
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
SALES:
Revenues	$101,930	$-
Cost of sales	85,505	-
Gross profit	16,425	-

OPERATING EXPENSES:
Other general and administrative expenses	92,309
Selling expenses	491,102	221,360

Operating Income (loss)	(566,986)	(221,360)

OTHER INCOME (EXPENSE):
Interest income	64	-
Income (loss) from equity investment	(4,124)	(10,712)
Other income and (expenses)	(2,396)	-
	(6,456)	(10,712)

Net Income (Loss) Before Taxes	(573,442)	(232,072)

PROVISION FOR TAXES	-	-

Net Income (Loss)	(573,442)	(232,072)

OTHER COMPREHENSIVE INCOME (LOSS):
Effects of foreign currency conversion	489,714	293,115

Comprehensive Income (Loss)	$(83,728)	$61,043

WEIGHTED AVERAGE SHARES OUTSTANDING	10,000	10,000

BASIC AND FULLY DILUTED EARNINGS (LOSS) PER SHARE	$(8.37)	$6.10

SHAANXI XIN YUAN REAL ESTATE CO., LTD.
CONSOLIDATED STATEMENT OF CASH FLOWS
(A DEVELOPMENTAL STAGE COMPANY)
TWELVE MONTHS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FROM OPERATING ACTIVITIES:
Net income (loss)	(573,442)	(221,360)
Depreciation	55,217	18,393
Income (loss) from equity investment	4,124	10,712
Changes in operating assets and liabilities –
(Increase) decrease in prepaid expense	(1,509,865)
(Increase) decrease in advances to officers and employees	(102,421)	(151,932)
(Increase) decrease in receivables	(3,328)	(76,996)
(Increase) decrease on other receivable	(112,782)
(Decrease) in accounts payable	(517,420)	504,943
Increase in deferred revenue	16,460,348	6,032,103
Increase in bank loan interest payable	145,104	-
Increase in other payables	818,047	(591,889)
Net cash (used for) from operating activities	14,663,581	5,523,974

CASH FROM INVESTING ACTIVITIES:
(Increase) decrease in real estate project costs	(13,941,921)	(6,452,239)
Purchase of intangible asset	(117,684)
Purchase of fixed assets	(238,646)	(172,444)
Net cash (used for) from investing activities	(14,298,252)	(6,624,683)

CASH FROM FINANCING ACTIVITIES:
Loans to related parties	(2,763,858)	(6,580,946)
(Increase) in restricted cash	(216,613)
Proceeds from (repayment of) short-term bank loans	(743,199)	(1,486,345)
Loans from related parties	(167,734)	927,453
Proceeds from long-term loans	-	12,091,531
Net cash (used for) from financing activities	(3,891,404)	4,951,693

Increase (decrease) in cash	(3,526,074)	3,850,984
Other effects of exchange rates on cash	485,138	277,274
	(3,040,936)	4,128,258

Cash at beginning of period	4,153,629	25,371

Cash at end of period	1,112,693	$4,153,629

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for –
Interest	$2,652,368	$597,643
Income taxes	-	-

SHAANXI XIN YUAN REAL ESTATE CO., LTD.
CONSOLIDATED STATEMENT OF CHANGES
(A DEVELOPMENTAL STAGE COMPANY)
IN SHAREHOLDERS' EQUITY

	Common Stock Par Value
	Common	Capital	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income	Totals

Balance at January 1, 2006	10,000	$6,193,178	$2,443,051	$(3,704)	$-	$8,632,525

Net Income				(232,072)		(232,072)

Accumulated effects of foreign currency conversion	-	-	-	-	293,115	293,115

Balance at December 31, 2006	10,000	6,193,178	2,443,051	(235,776)	293,115	8,693,568

Net Income				(573,442)		(573,442)

Accumulated effects of foreign currency conversion	-	-	-	-	489,714	489,714

Balance at December 31, 2007	10,000	$6,193,178	$2,443,051	$(809,218)	$782,829	$8,609,840

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

Note 1 – Organization and Operations

Shaanxi Xin Yuan Real Estate Co. Ltd. (the "Company") was incorporated on May 29 of 2002 in Xi’an, Shaanxi Province of People’s Republic of China (PRC).   The Company engages in the business of real estate development and leasing of real estate in Xi'an.  The Company was a development stage company since its incorporation through September 30, 2007.

The Company’s operations include the consolidated operations of Xi’an Xin Tian Di Cultural Di Cultural And Property Management Co., Ltd., which was formed and began operations in 2007.

Note 2 – Significant Accounting Policies

A - Economic and Political Risks

The Company faces a number of risks and challenges since its assets are located in Xi'an City, PRC, and its revenues are derived from its operations therein.  The PRC is a developing country with an early stage market economic system, overshadowed by the state.  Its political and economic systems are very different from the more developed countries and are in a state of change.  The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States.  Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

B - Basis of Presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").  This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Principles of China” ("PRC GAAP").  Certain accounting principles, which are required by US GAAP, are not applicable in the PRC GAAP.  The difference between PRC GAAP accounts of the Company and its US GAAP financial statements is immaterial.

The Company maintains its books and records in PRC currency "Renminbi" ("RMB"), which is determined as the functional currency.  Assets and liabilities of the Company are translated at the prevailing exchange rate at each year end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income statement accounts are translated at the average rate of exchange at the end of each calendar quarter during the year. Translation adjustments arising from the use of different exchange rates from period to period are included in the accumulated other comprehensive income account shown in shareholders' equity. Gains and losses resulting from foreign currency transactions are included in operations.

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

C - Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results when ultimately realized could differ from those estimates.

D- Cash and Cash Equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments with original maturities of three months or less.

E - Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2007 and 2006 due to the relatively short-term nature of these instruments.

F - Valuation of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

G - Real Estate Projects

The Company currently holds the sole interest in the Yanta Xin Tian Di Mall.  This retail mall is located in southwest part of Xi’an City.  It consists of four phases of developments.  The first phase consists of three levels of multifunctional shopping mail.  Construction of the first phase was substantially completed in October of 2007.

H – Real Estate Project in Process

Costs directly identifiable with real estate projects and incurred before and during construction are capitalized into “Real Estate Project in Process,” These project costs consist of the cost of land-usage-right, preconstruction costs, construction costs, and capitalized interest costs.  Costs allocated to operations and rental activities are recorded as fixed assets; depreciation commences when projects change from non-operating to operating.

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

Land Usage Right

All land belongs to the State in the PRC.  Enterprises and individuals can pay the State a fee to obtain a right to use a piece of land for commercial or residential purposes for a period of 50 years or 70 years, respectively.  The right of land usage can be sold, purchased, and exchange in the market.  The Company obtained the right to use the piece of land (on which Phase I of the mall is located) for a period of 50 years, from 2005 to 2054 the cost of any land usage rights are added to the cost of each real estate project.

Capitalized Interest Costs

Interest cost incurred are capitalized during the term of real estate projects, which normally begins when payments are made for land usage rights, and ends when the real estate project is substantially completed and held available for sale or lease.  Subsequent to completion of a real estate project, interest is expensed.

I - Revenue Recognition

For the years 2006 and 2007, the Company’s only project, Yanta Xin Tian Di Mall was under construction.  Leases were signed the end of December 2007 for spaces rentals. Rental revenues are recognized in accordance with provisions of the various leases. No revenues are recognized for 2006 and 2007 as the lease commencements are from January 1, 2008.

Some portions of the mall are to be sold, for which the Company has received various deposits on a “presale” basis.  Revenues from these sales will be recognized upon delivery of the mall space to the new owners.

J - Deferred Revenue

Deposits and advance proceeds from pre-sales of units are recorded as deferred revenue until such time when these units and/or spaces are available for occupation and delivered to buyers.

K - Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates in the US and the PRC, which are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

L - Property, Plant and Equipment

Property, plant and equipment are carried at cost.  The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets.  The depreciable life of each asset category applied is:

Building(s)	40 years
Vehicles	5 years
Machines and equipment	5 years
Office equipment	5 years
Office furniture	5 years

M – Intangible Assets

The Company incurred start-up costs which have been capitalized.  These costs are being amortized over 60 months, beginning from October 2007.

N - Earnings (Loss) Per Share

The Company reports earnings per share in accordance with the provisions of SFAS No. 128, “Earnings Per Share.” SFAS No. 128 requires presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share.  Basic earnings (loss) per share are computed by dividing income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the period.  Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  There are no potentially dilutive securities for 2007 and 2006.

O – Advertising Expenses

The Company reports advertising expense in the selling expense category of the statement of operations.  The amount of advertising expenses included therein is $139,462 and $ 132,004            for the years ended December 31, 2007 and 2006 respectively.

Note 3 – Related Party Transaction

A - Advances to Officers and Employees

“Advances to officers” and “Advances to employee” are advances to officers and employees who are working on projects on behalf of the Company.  After the work is finished, they will submit expense reports with supporting documents to the accounting department. Then, the

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

expenses are debited into the relevant expense accounts and the advances are credited out. Cash flows from these activities are classified into operating activities.  The total advance to officers was $569,496 and $442,514 as of December 31, 2007 and 2006, respectively. The total advance to employees was $ 11,848 and $5,142 as of December 31, 2007 and 2006, respectively.

B - Loans to Related Parties

“Loans to related parties” and “Due to related parties” represent temporally short-term loans from/to affiliates, which are majority owned and controlled by directors of the Company.  These loans are unsecured, non-interest bearing and have no fixed terms of repayment; therefore, these amounts deemed payable on demand.  The total loans to related parties were $11,613,356 and $8,669,010 as of December 31, 2007 and 2006, respectively. The total borrowing from related parties was $1,263,520 and $1,337,813 as of December 31, 2007 and 2006, respectively.

Note 4 – Real Estate Project in Process

The Company is carrying prepaid real estate project costs, which consist of the costs of the unfinished or unsold portion of the real estate project described above.  Interest expense in the amount of $1,318,171 and $568,261 has been capitalized in 2007 and 2006, respectively.

Note 5 – Property and Equipment

Property, plant and equipment consist of the following as of December 31:

Description	2007	2006
Fixed Assets
- Vehicle	$338,435	$172,939
- Communications	17,102	14,736
- Office Equipment	87,372	35,578
- Other	30,649	9,299
- Office Furniture	24,970	10,364
	$498,528	$242,915

Less Accumulated Depreciation	-74,702	-29,980
	$423,826	$212,936

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

Note 6 – Start-up Costs

Capitalized start-up costs as of December 31:

Description	2007	2006

Start-up costs (Xin Tian Di)	$123,178	$-
Less: amortization	5,494	-
	$117,684	$-

Note 7 – Long-Term Investment

	2007	2006

The long-term investment represents an equity interest of 40% ownership in Shaanxi Le Zhan Management Co., a related party through common ownership, acquired in 2004, stated with equity method, which Management believes approximates fair value.	$149,669	$143,053

Note 8 – Restricted Cash

The Company has made deposits with two banks for purposes of assisting customers who apply for commercial mortgages.  The deposits will eventually act as a temporary guarantee of certain portions of small mortgages, which will become fully secured in the real property, subordinated only to the bank, with payoff required upon any future refinance.

Note 9 – Short-Term Debt

Short-term debt at December 31, 2006 consisted of a six month loan from Qujiang Credit Cooperative.   Interest rate is 9.5%, payable quarterly.  Terms of the loan required interest payment only until maturity.  No interest was owed at December 31, 2006, and the loan was fully repaid February 28, 2007.

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

Note 10 – Long-Term Debt

Long-term debt consisted of the following as of December 31, 2007 and 2006; The management believes that the carried values represent their respective fair values:

	2007	2006	Terms

Qujiang Branch of Credit Cooperative	$1,082,993	$1,012,288	8.64% per annum. Interests payment only until maturity. Maturity of this debt on December 28, 2008. Management expects to refinance this debt before maturity.

Chang Yan Bao Branch of Credit Cooperative	1,233,789	1,153,240	8.64% per annum. Interests payment only until maturity. Maturity of this debt on December 28, 2008. Management expects to refinance this debt before maturity.

San Yao Branch	2,070,024	1,934,880	Interest at 8.64% per annum. Interest payment only until maturity. Maturity of this debt on January 13, 2009

Tumen Branch of Commercial Bank	9,596,140	8,969,644	9.45% per annum. Interest payment only until maturity. Maturity of this debt on September 28, 2009

	$13,982,946	$13,070,053

The above balances, in RMB, are identical as of December 31, 2007 and 2006.  The differences from 2006 to 2007 are due solely to the change in the exchange rate between the US dollar and the RMB.

Maturities of the long-term debt are as follows:

Year ended December 31, 2007	$0
Year ended December 31, 2008	2,316,782
Year ended December 31, 2009	$11,666,164

$13,982,946

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

Note 11 – Income Taxes

The Company has made no provision for income taxes for 12 months ended December 31, 2007 and 2006.  The Company has accumulated significant net operating losses from prior to 2006 to offset future taxable income.

Note 12 - Foreign Currency Translation

The functional currency of the Company is the Chinese Renminbi (“RMB”). Transactions denominated in currencies other than RMB are translated into United States dollars using year end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Net gains and losses resulting from foreign currency exchange translations are included in the statements of operations and stockholder’s equity as accumulated other comprehensive income.

On January 1, 1994, the PRC government introduced a single rate of exchange, quoted daily by the People's Bank of China (the "Unified Exchange Rate").  The quotation of the exchange rates does not imply free convertibility of RMB to other foreign currencies.  All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China.  Approval of foreign currency payments by the Bank of China or other institutions requires submission of a payment application form together with supplier's invoices, shipping documents and signed contracts.

On July 21, 2006, the People's Bank of China (China's central bank) announced that beginning on July 21, 2006, China will implement a regulated, managed floating exchange rate system based on market supply and demand and with reference to a package of currencies.  RMB will no longer be pegged to the US dollar and the RMB exchange rate structure will be subject to some fluctuation.

The People's Bank of China will announce the closing price of a foreign currency, such as the US dollar against the RMB, in the inter-bank foreign exchange market after the closing of the market on each working day, and will make it the central parity for the trading against the RMB on the following working day.  The exchange rate of the US dollar against the RMB was adjusted to 8.11 RMB per US dollar on July 21, 2005.

The daily trading price of the US dollar against the RMB in the inter-bank foreign exchange market will be allowed to float within a band of 0.3 percent around the central parity published by the People's Bank of China, while the trading prices of the non-US dollar currencies against the RMB will be allowed to move within a certain band announced by the People's Bank of China.

The People's Bank of China will make adjustment of the RMB exchange rate band when necessary, according to market developments as well as economic and financial situations. The People's Bank of China is responsible for stabilizing and adapting the RMB exchange rate.

Translation adjustments resulting from the “managed floating exchange” process are included in the accumulated comprehensive income (loss) account in the consolidated statement of shareholders’ equity and amounted to $782,829 and $293,115 as of December 31, 2007 and 2006, respectively. The balance

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

sheet amounts with the exception of equity at December 31, 2007 were translated at 7.2946 RMB to $1.00 USD as compared to 7.8041 RMB at December 31, 2006. The equity accounts were stated at their historical amounts. The average translation rate of 7.6058 RMB for 12 months ended December 31, 2007 was applied to income statement accounts as compared to 7.9723 RMB for the year ended December 31, 2006.

Note 13 - Recent Accounting Pronouncements

In May 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 154 “Accounting Changes and Error Corrections – a replacement of APB Opinion No. 20 and FASB Statement No. 3".  This statement replaces APB Opinion No. 20 "Accounting Changes" and FASB Statement No. 3 "Reporting Accounting Changes in Interim Financial Statements", and changes the requirements for the accounting for and reporting of a change in accounting principle.  It applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement which does not include specific transition provisions.  FASB No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change.

When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this statements requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported in an income statement.  When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date applicable.  We adopted this Statement and retrospectively restate our results of operation, financial position, and statement of cash flows in 2005.

In December 2006, the FASB issued SFAS No. 123R "Share-Based Payment." This Standard addresses the accounting for transactions in which a company receives employee services in exchange for (a) equity instruments of the company or (b) liabilities that are based on the fair value of the company's equity instruments or that may be settled by the issuance of such equity instruments. This Standard eliminates the ability to account for share-based compensation transactions using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," and requires that such transactions be accounted for using a fair-value-based method. The Standard is effective for periods beginning after June 15, 2006.  The adoption of the statement had no impact on the Company's results of operation or financial position.

In January 2003, the FASB issued FIN No. 46, Consolidation of Variable Interest Entities.  In December 2003, the FASB issued FIN No. 46 (Revised) ("FIN 46-R") to address certain FIN 46 implementation issues.  This interpretation requires that the assets, liabilities, and results of activities of a Variable Interest Entity ("VIE") be consolidated into the financial statements of the enterprise that has a controlling interest in the VIE.  FIN 46R also requires additional disclosures by primary beneficiaries and other significant variable interest holders.

For entities acquired or created before February 1, 2003, this interpretation is effective no later than the end of the first interim or reporting period ending after March 15, 2004, except for those VIE's that are considered to be special purpose entities, for which the effective date is no later than the end of the first interim or annual reporting period ending after December 15, 2003.  For all entities

SHAANXI XIN YUAN REAL ESTATE CO. LTD.
A DEVELOPMENT STAGE COMPANY
NOTES TO FINANCIAL STATEMENTS

December 31, 2007 and 2006
9/11/2008

that were acquired subsequent to January 31, 2003, this interpretation is effective as of the first interim or annual period ending after December 31, 2003. The adoption of FIN 46 did not have a material impact on the Company’s results of operations or financial position.

Note 14 – Subsequent Events

On June 30, 2008, the Company entered into various agreements with another entity with similar shareholders and directors.  The effects of the agreements are to transfer control of the Company to China Properties Developments, Inc. (CPD) to manage all of the Company’s assets, giving CPD the right and authority to pledge the assets of the company.  Further, the agreements restrict the Company from acquiring any new assets, disposing of any of its assets, acquiring new debt, or making distributions to Company shareholders.  China Properties Developments, Inc. is a publicly traded entity registered with the US Securities and Exchange Commission.